Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2012 SECOND QUARTER RESULTS

MILPITAS, Calif., January 26, 2012 —KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2012, which ended on December 31, 2011, and reported GAAP net income of $111 million and GAAP earnings per diluted share of $0.66 on revenues of $642 million.

“A resurgence in demand from foundry customers drove strong order growth in the second quarter and has given KLA-Tencor excellent momentum as we begin calendar 2012,” said Rick Wallace, KLA-Tencor’s president and CEO. “The increasing costs, complexity and competitive pressures our customers are facing at the leading edge are helping to drive higher adoption of process control and position KLA-Tencor to continue to deliver superior financial performance.”

GAAP Results
	Q2 FY 2012	Q1 FY 2012	Q2 FY 2011
Revenues	$642 million	$796 million	$766 million
Net Income	$111 million	$192 million	$185 million
Earnings per Diluted Share	$0.66	$1.13	$1.09

Non-GAAP Results
	Q2 FY 2012	Q1 FY 2012	Q2 FY 2011
Net Income	$122 million	$198 million	$187 million
Earnings per Diluted Share	$0.72	$1.17	$1.10

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2012 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the expectation that KLA-Tencor’s strong operating performance will continue into calendar year 2012, the business and technological trends faced by KLA-Tencor’s customers, the anticipation that KLA-Tencor’s customers will continue to invest in process control and KLA-Tencor’s ability to benefit from those continuing investments in the form of future successful financial performance, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2011, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2011	June 30, 2011
ASSETS
Cash, cash equivalents and marketable securities	$2,176,645	$2,038,535
Accounts receivable, net	544,098	583,270
Inventories, net	639,641	575,730
Other current assets	388,675	478,475
Land, property and equipment, net	267,629	257,358
Goodwill	327,813	328,156
Purchased intangibles, net	70,218	85,902
Other non-current assets	286,269	328,095

Total assets	$4,700,988	$4,675,521

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$129,064	$142,945
Deferred system profit	190,718	192,338
Unearned revenue	48,165	44,264
Other current liabilities	462,033	499,314

Total current liabilities	829,980	878,861
Non-current liabilities:
Long-term debt	746,561	746,290
Income tax payable	38,736	78,337
Unearned revenue	36,881	34,905
Other non-current liabilities	80,358	76,235

Total liabilities	1,732,516	1,814,628
Stockholders’ equity:
Common stock and capital in excess of par value	1,050,788	1,010,659
Retained earnings	1,928,396	1,852,633
Accumulated other comprehensive income (loss)	(10,712)	(2,399)

Total stockholders’ equity	2,968,472	2,860,893

Total liabilities and stockholders’ equity	$4,700,988	$4,675,521

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Six months ended
(In thousands, except per share data)	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Revenues:
Product	$500,659	$627,857	$1,150,915	$1,178,466
Service	141,823	138,470	288,043	270,203

Total revenues	642,482	766,327	1,438,958	1,448,669
Costs and operating expenses:
Costs of revenues	272,855	311,398	613,204	575,367
Engineering, research and development	116,363	94,897	224,125	189,617
Selling, general and administrative	93,801	91,166	187,877	179,203

Total costs and operating expenses	483,019	497,461	1,025,206	944,187
Income from operations	159,463	268,866	413,752	504,482
Interest income and other, net	(12,556)	(17,675)	(19,583)	(29,979)

Income before income taxes	146,907	251,191	394,169	474,503
Provision for income taxes	36,110	65,699	91,377	134,815

Net income	$110,797	$185,492	$302,792	$339,688

Net income per share:
Basic	$0.67	$1.11	$1.82	$2.03

Diluted	$0.66	$1.09	$1.78	$2.00

Cash dividends declared per share	$0.35	$0.25	$0.70	$0.50

Weighted average number of shares:
Basic	166,343	166,886	166,513	167,052
Diluted	169,103	169,513	169,650	169,685

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended December 31,
(In thousands)	2011	2010
Cash flows from operating activities:
Net income	$110,797	$185,492
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,267	21,653
Asset impairment charges	1,378	6,800
Non-cash stock-based compensation expense	19,646	19,431
Net loss (gain) on sale of marketable securities and other investments	106	(430)
Gain on sale of real estate assets	—	(1,372)
Changes in assets and liabilities:
Increase in accounts receivable, net	(83,819)	(28,890)
Increase in inventories, net	(33,142)	(39,710)
Decrease (increase) in other assets	31,658	(10,151)
Increase (decrease) in accounts payable	14,580	(15,416)
Increase in deferred system profit	54,596	39,831
Increase in other liabilities	48,165	16,687

Net cash provided by operating activities	187,232	193,925
Cash flows from investing activities:
Capital expenditures, net	(14,918)	(11,552)
Proceeds from sale of assets	2,228	18,185
Purchase of available-for-sale securities	(287,987)	(189,361)
Proceeds from sale and maturity of available-for-sale securities	287,236	123,677
Purchase of trading securities	(16,852)	(12,397)
Proceeds from sale of trading securities	18,353	13,905

Net cash used in investing activities	(11,940)	(57,543)
Cash flows from financing activities:
Issuance of common stock	39,396	28,768
Tax withholding payments related to vested and released restricted stock units	(11,544)	(10,732)
Common stock repurchases	(63,580)	(57,017)
Payment of dividends to stockholders	(58,101)	(41,809)

Net cash used in financing activities	(93,829)	(80,790)
Effect of exchange rate changes on cash and cash equivalents	(2,424)	2,128

Net increase in cash and cash equivalents	79,039	57,720
Cash and cash equivalents at beginning of period	745,947	538,384

Cash and cash equivalents at end of period	$824,986	$596,104

Supplemental cash flow disclosures:
Income taxes paid (refund received), net	$(29,746)	$71,309
Interest paid	$26,904	$26,095

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended
		December 31, 2011	September 30, 2011	December 31, 2010
GAAP net income		$110,797	$191,995	$185,492
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	7,406	7,628	8,178
Restructuring, severance and other related charges	b	1,476	2,556	(974)
Restatement related charges	c	—	135	1,147
Income tax effect of non-GAAP adjustments	d	(2,886)	(4,063)	(2,921)
Discrete tax items	e	5,079	—	(3,706)

Non-GAAP net income		$121,872	$198,251	$187,216

GAAP net income per diluted share		$0.66	$1.13	$1.09

Non-GAAP net income per diluted share		$0.72	$1.17	$1.10

Shares used in diluted shares calculation		169,103	169,835	169,513

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended December 31, 2011
Costs of revenues	$5,018	$243	$—	$5,261
Engineering, research and development	898	241	—	1,139
Selling, general and administrative	1,490	992	—	2,482

Total in three months ended December 31, 2011	$7,406	$1,476	$—	$8,882

Three months ended September 30, 2011
Costs of revenues	$5,240	$947	$—	$6,187
Engineering, research and development	898	1,475	—	2,373
Selling, general and administrative	1,490	134	135	1,759

Total in three months ended September 30, 2011	$7,628	$2,556	$135	$10,319

Three months ended December 31, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	(974)	1,147	1,663

Total in three months ended December 31, 2010	$8,178	$(974)	$1,147	$8,351

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program and reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.